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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

                We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 on our report dated November 26, 1997 appearing on page 36 of CIENA Corporation's Annual Report on Form 10-K for the fiscal year ended October 31, 1997.




PRICE WATERHOUSE LLP
Falls Church, VA


May 11, 1998